Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION

c/o Wells Fargo Capital Finance, LLC

2450 Colorado Avenue, Suite 3000 West

Santa Monica, CA 90404

Dated as of September 27, 2013

SABA SOFTWARE, INC.

2400 Bridge Parkway

Redwood Shores, CA 94065

Attn: Mark Robinson

Fax No.: (650) 581-2545

Re:	Extension under Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain AMENDED AND RESTATED CREDIT AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) dated as of June 27, 2011 by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), each of the Domestic Subsidiaries (as defined in therein) of Borrower party thereto as Subsidiary Guarantors, and SABA SOFTWARE, INC., a Delaware corporation (“Borrower”). All initially capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Section 5.03(i) of the Credit Agreement, in the case of Borrower’s fiscal year ending May 31, 2012, Borrower is required to deliver to Lender on or before September 30, 2013 (the “2012 Annual Deadline”), (a) a copy of its Annual Report on Form 10-K for Borrower’s fiscal year ended May 31, 2012 filed by Borrower with the United States Securities and Exchange Commission (with the requisite financial statements contained therein) as more fully set forth in Section 5.03(i)(a) of the Credit Agreement, (b) consolidating financial statements of Borrower, prepared by Borrower (to include balance sheets, profit and loss statements, statements of cash flows, and reconciliations of net worth) for Borrower’s fiscal year ended May 31, 2012, and (c) a duly completed Compliance Certificate executed by a senior financial officer of Borrower for Borrower’s fiscal year ended May 31, 2012 (collectively, the “Audited Financial Statements Requirements”).

Borrower has requested that Lender extend the 2012 Annual Deadline from September 30, 2013 to October 31, 2013. The Lender is willing to grant the extension requested by Borrower. Accordingly, the Lender hereby extends the 2012 Annual Deadline to October 31, 2013 (the “Extended Annual Financial Statements Deadline”). Failure of Borrower to deliver or cause to be delivered to Lender the Audited Financial Statements Requirements by the Extended Annual Financial Statements Deadline shall constitute an immediate Event of Default, unless otherwise waived in writing in accordance with the Credit Agreement prior to such time.

This letter shall not, except as expressly provided herein, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lender under the Credit Agreement or the other Loan Documents, and shall not, except as expressly provided herein, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents. Nothing herein shall be deemed to entitle Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents in similar or different circumstances. This letter shall be subject to the provisions regarding choice of law and venue and jury trial waiver applicable to the Credit Agreement.

Each of the undersigned Guarantors consents to the extensions contained herein. Although the undersigned Guarantors have been informed of the matters set forth herein and have consented to same, each Guarantor understands that the Lender has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future consents, amendments, or waivers, and nothing herein shall create such a duty.

Each of Borrower and each Guarantor hereby reaffirms its obligations under each Loan Document to which it is a party. All of such obligations owing by Borrower and such Guarantor are unconditionally owing by Borrower and such Guarantor to Lender without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever. Each of Borrower and each Guarantor hereby further ratifies and reaffirms the validity and enforceability of all of the Loan Documents to which it is a party, including any amendments or modifications or substitutions thereto, and ratifies and reaffirms the validity and enforceability of all of Liens and security interests heretofore granted by it pursuant to or in connection with any Loan Document to Lender, as security for its obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain in full force and effect on and after the date hereof except as expressly set forth herein.

This letter shall constitute a Loan Document.

[Signature pages to follow.]

Very Truly Yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Daniel Morihoro
Name:	Daniel Morihiro
Title:	Director

[SIGNATURE PAGE TO EXTENSION LETTER]

Acknowledged, agreed and accepted this 27th day of September 2013:

SABA SOFTWARE, INC., a Delaware corporation, as Borrower

By:	/s/ Peter Williams
Name:	Peter Williams
Title:	Executive Vice President

HAL ACQUISITION SUB INC., a Delaware corporation, as a Guarantor

By:	/s/ Peter Williams
Name:	Peter Williams
Title:	Executive Vice President

HUMANCONCEPTS, LLC, a California limited liability company, as a Guarantor

By:	/s/ Peter Williams
Name:	Peter Williams
Title:	Executive Vice President

[SIGNATURE PAGE TO EXTENSION LETTER]